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                                                                   EXHIBIT 10.10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                      AMENDMENT NO. 2 TO LICENSE AGREEMENT

         THIS AMENDMENT TO LICENSE AGREEMENT ( "AMENDMENT") made as of the 8th day of July, 2004, by and between ANORMED INC., a federal corporation incorporated pursuant to the laws of Canada and having an office at 200 - 20353 64th Avenue, Langley, British Columbia, Canada V2Y 1N5 ("ANORMED") and SYNERGY PHARMACEUTICALS INC., a Delaware corporation having an office at 7 Deer Park Drive, Suite N, Monmouth Junction, NJ 08852 ("SYNERGY") and Callisto Pharmaceuticals, Inc., a Delaware corporation having an office at 2500-420 Lexington Avenue, New York, NY 10170 ("Callisto").

                          W I T N E S S E T H   T H I S:

         WHEREAS:

A. Pursuant to an agreement entitled "License Agreement" (the "LICENSE AGREEMENT") dated as of August 28th, 2002 and made between AnorMED and Synergy, AnorMED granted to Synergy a license to develop, manufacture, have manufactured, use and commercialize products incorporating Atiprimod (a/k/a Azaspiranes) upon the terms and conditions therein set forth;

B. Pursuant to an agreement entitled "Amendment No. 1 to License Agreement" (the "FIRST AMENDING AGREEMENT") dated as of May 23rd, 2003 and made between AnorMED and Synergy, the parties agreed to modify the terms of the License Agreement;

C.       Synergy is a wholly-owned subsidiary of Callisto; and

D. The parties wish to further modify the terms of the License Agreement, as hereinafter provided.

              NOW, THEREFORE, in consideration of good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:


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              1. DEFINITIONS. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the License Agreement. All references in the License Agreement to "this Agreement" shall be deemed to be the License Agreement as amended by the First Amending Agreement and this Agreement unless the context requires otherwise.

              2. AMENDMENT. Section 3 of the License Agreement is hereby amended by adding the following sentence at the end of the last paragraph::

              "Notwithstanding the foregoing, in the event Synergy files the First Health Registration Application based on a Phase II study and prior to the completion of a Phase III study, the payment to AnorMED by Synergy of US$* (the "Payment") shall be deferred until the earlier of (i) the First Health Registration Approval, or (ii) the First Health Registration Application following the completion of a Phase III study, at which time the Payment shall be made within ninety (90) days following the First Health Registration Approval or the First Health Registration Application following the completion of a Phase III study, as the case may be."


              3. GUARANTEE. Callisto irrevocably guarantees to AnorMED the due and punctual performance by Synergy of each and every obligation under the License Agreement. The obligations of Callisto hereunder shall be absolute and unconditional, shall not be subject to any counter-claim, set-off, deduction, or abatement and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by any circumstance or condition other than the performance in full of the guaranteed obligation.

              4. CONTINUED FORCE AND EFFECT. The parties acknowledge and agree that except as amended by the First Amending Agreement and this Amendment, the License Agreement is and remains unchanged and in full force and effect.

              5. TIME OF THE ESSENCE. Time is expressly declared and stipulated to be of the essence of this Amendment in respect of all payments to be made hereunder and all covenants and agreements to be performed and fulfilled. Any extension of time hereunder shall not be deemed to be or to operate in law as a waiver that time is to be of the essence of this Amendment.

              6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart; each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute one agreement.

              7. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with the laws of the State of Washington, U.S.A. (regardless of its or any other state's choice of law provisions)..

              8. FACSIMILE. This Amendment may be executed by facsimile, and such signatures shall have the same force and effect as originals.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.



                                       ANORMED INC.


                                       By: /s/ Gary J. Bridger, PhD
                                           --------------------------
                                               Name:  Gary J. Bridger, PhD
                                               Title: VP, Research &
                                                      Development
                                                      Chief Scientific Officer



                                       SYNERGY PHARMACEUTICALS INC.


                                       By: /s/ Gary S. Jacob
                                           --------------------------
                                               Name:  Gary S. Jacob
                                               Title: Chairman



                                       CALLISTO PHARMACEUTICALS, INC.


                                       By: /s/ Gary S. Jacob
                                           ---------------------------
                                               Name:  Gary S. Jacob
                                               Title: Chairman